UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒     Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

FISERV, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on May 20, 2015.

FISERV, INC.	Meeting Information
Meeting type: Annual Meeting
For holders as of: March 23, 2015
Date: May 20, 2015 Time: 10:00 AM CT
	Location:	Fiserv Corporate Offices
FISERV, INC. 255 FISERV DRIVE BROOKFIELD, WI 53045		255 Fiserv Drive
Brookfield, WI 53045
You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

—  Before You Vote  —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
Notice of Annual Meeting and Proxy Statement Annual Report for the Year Ended December 31, 2014
How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) available and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 6, 2015 to facilitate timely delivery.

—  How To Vote  —

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements. Please check the meeting materials for any special requirements for meeting attendance. To obtain directions to the meeting, please contact Investor Relations at (800) 425-FISV or investor.relations@fiserv.com. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends you vote FOR all the nominees listed:

1.	Election of Directors

	Nominees:

	01)	Alison Davis	06)	Glenn M. Renwick
	02)	Christopher M. Flink	07)	Kim M. Robak
	03)	Daniel P. Kearney	08)	Doyle R. Simons
	04)	Dennis F. Lynch	09)	Thomas C. Wertheimer
	05)	Denis J. O’Leary	10)	Jeffery W. Yabuki

The Board of Directors recommends you vote FOR proposals 2 and 3:

2.	To approve, on an advisory basis, the compensation of the named executive officers of Fiserv, Inc.

3.	To ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of Fiserv, Inc. for 2015.

The Board of Directors recommends you vote AGAINST the following proposal:

4.	A shareholder proposal relating to executive retention of stock.

NOTE: If other matters properly come before the meeting or any adjournment or postponement thereof, it is intended that shares represented by proxies will be voted in the discretion of the proxy holders.

Why am I receiving this notice regarding the availability of proxy materials?

Why did I receive this Notice Regarding the Availability of Proxy materials (Notice)?

In 2007, the SEC adopted new Notice and Access Proxy rules. Companies are now permitted to send the enclosed Notice instead of a full printed set of proxy materials. The Notice gives you instructions on how to view your company’s proxy materials and vote online or how to receive a full set of printed materials by mail.

There are several advantages to your company sending a Notice instead of a full set of materials:

• Increases shareholder value and lowers your company’s printing and mailing costs.

• Reduces environmental impact - saves trees and reduces fossil fuel consumption.

• Allows faster notification of how to access proxy materials in an easy searchable format.

How do I view the proxy materials online?

Go to www.proxyvote.com and follow the instructions to view the materials. It is necessary to provide the information printed in the box marked by the arrow located on the Notice.

What if I still prefer to receive a paper copy of the proxy materials?

You can easily request a paper copy at no cost. You will need the information on the Notice that is printed in the box marked by the arrow and select one of the three options below.

• By INTERNET at www.proxyvote.com

• By TELEPHONE, toll-free at 800-579-1639

• By sending an e-mail to sendmaterial@proxyvote.com; simply enter the information in the box from the Notice in the subject line. No other information is necessary.

Why am I receiving this notice regarding the availability of proxy materials?

Can I request to receive my proxy materials for future meetings by e-mail rather than receive a Notice?

• Yes, you may request to receive proxy materials for all future meetings by e-mail, to do so go to www.proxyvote.com or www.investordelivery.com and follow the electronic delivery enrollment instructions.

How can I vote my shares?

• You may vote your shares via the INTERNET at www.proxyvote.com.

• It is necessary to provide the information printed in the box marked by the arrow located on the Notice. You are encouraged to read all of the proxy materials before voting your shares as they contain important information necessary to make an informed voting decision.

• You may vote your shares BY MAIL by requesting a paper copy of the proxy materials which includes a proxy card or vote instruction form.

• You may vote your shares BY PHONE by viewing the proxy materials online first at www.proxyvote.com then by using the toll-free number provided or by requesting a paper copy of the proxy materials.

• You may also vote your shares IN PERSON at the company’s meeting. Please refer to the proxy statement for specific instructions.

You MAY NOT use your Notice to vote your shares, it is NOT a form for voting. If you send the Notice back, your vote will not count.

For more information please visit,

www.sec.gov/spotlight/proxymatters/e-proxy.shtml

NTC Q&A 02/15	Printed on recycled paper

E-mail communication regarding electronic delivery

You received this e-mail because our records show that (1) you are an employee of FISERV, INC. who has regular access to the company’s e-mail in the ordinary course of performing your duties and are expected to log-on to e-mail routinely to receive communications or (2) you have expressly consented to receive FISERV, INC. communications and vote by proxy via the Internet. You may have given this consent during a prior vote at ProxyVote.com.

Important Notice Regarding Availability of Proxy Materials

2015 FISERV, INC. Annual Meeting of Shareholders

MEETING DATE: May 20, 2015

RECORD DATE: March 23, 2015

CUSIP NUMBER: 337738108

This e-mail relates to all shares in the following account(s):

NAME
FISERV, INC. - COMMON	123,456,789,012.00000
FISERV, INC. 401K	123,456,789,012.00000
FISERV, INC.	123,456,789,012.00000
FISERV, INC.	123,456,789,012.00000
FISERV, INC.	123,456,789,012.00000
FISERV, INC.	123,456,789,012.00000
FISERV, INC.	123,456,789,012.00000

You can enter your voting instructions and view the shareholder material at the Internet site below. If your browser supports secure transactions, you will automatically be directed to a secure site.

https://www.proxyvote.com/00123456789012345

You may need your CONTROL NUMBER and your PIN:

* CONTROL NUMBER: 0123456789012345

* If you are an employee of FISERV, INC., your PIN is the last four digits of your Social Security number.

* If you are a shareholder who consented to receive proxy materials electronically, your PIN is the four-digit number you selected at the time of your enrollment.

* If you have forgotten your PIN please follow the “Forgot PIN”

instructions on proxyvote.com.

Internet voting is accepted up to 11:59 p.m. (ET) the day before the meeting/cut off date.

Proxy materials can also be found at the following Internet site(s):

Proxy Statement

https://materials.proxyvote.com/Approved/337738/20150323/NPS_239117.PDF

Annual Report

https://materials.proxyvote.com/Approved/337738/20150323/AR_239116.PDF

If you would like to cancel your enrollment, or change your e-mail address or PIN, please go to http://www.InvestorDelivery.com. You will need the enrollment number below and your four-digit PIN. If you have forgotten your PIN, you can have it sent to your enrolled e-mail address by going to http://www.InvestorDelivery.com.

Your InvestorDelivery Enrollment Number is:                                   M012345678901

There are no charges for this service. There may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which must be borne by the stockholder.

Questions regarding this communication should be directed to your advisor or the company’s Investor Relations department. For questions specific to the proxyvote.com website, please reply to this email and include the original text and subject line for identification purposes.